                                                                    EXHIBIT 99.1

                             JOINT FILER INFORMATION

                            Other Reporting Person(s)

1.   ESL PARTNERS, L.P.

Item                               Information

Name:                              ESL Partners, L.P.

Address:                           1170 Kane Concourse, Suite 200,
                                   Bay Harbor, FL 33154

Designated Filer:                  Edward S. Lampert

Date of Event Requiring            April 22, 2013
Statement(Month/Day/Year):

Issuer Name and Ticker or          ORCHARD SUPPLY HARDWARE STORES CORP [OSH]
Trading Symbol:

Relationship of Reporting          10% Owner
Person(s) to Issuer:

If Amendment, Date Original        Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:  Form filed by More than One Reporting Person

Signature:                         By:      RBS Partners, L.P.
                                   Its:     General Partner

                                   By:      ESL Investments, Inc.
                                   Its:     General Partner

                                   By:      /s/ Edward S. Lampert
                                            ------------------------------------
                                   Name:    Edward S. Lampert
                                   Title:   Chief Executive Officer
                                   Date:    April 24, 2013

2.   RBS PARTNERS, L.P.

Item                               Information

Name:                              RBS Partners, L.P.

Address:                           1170 Kane Concourse, Suite 200, Bay Harbor,
                                   FL 33154

Designated Filer:                  Edward S. Lampert

Date of Event Requiring            April 22, 2013
Statement (Month/Day/Year):

Issuer Name and Ticker or          ORCHARD SUPPLY HARDWARE STORES CORP[OSH]
Trading Symbol:

Relationship of Reporting          10% Owner
Person(s) to Issuer:

If Amendment, Date Original        Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:  Form filed by More than One Reporting Person

Signature:                         By:      ESL Investments, Inc.
                                   Its:     General Partner

                                   By:      /s/ Edward S. Lampert
                                            ------------------------------------
                                   Name:    Edward S. Lampert
                                   Title:   Chief Executive Officer
                                   Date:    April 24, 2013

3.   ESL INSTITUTIONAL PARTNERS, L.P.

Item                               Information

Name:                              ESL Institutional Partners, L.P.

Address:                           1170 Kane Concourse, Suite 200, Bay Harbor,
                                   FL 33154

Designated Filer:                  Edward S. Lampert

Date of Event Requiring            April 22, 2013
Statement (Month/Day/Year):

Issuer Name and Ticker or          ORCHARD SUPPLY HARDWARE STORES CORP[OSH]
Trading Symbol:

Relationship of Reporting          10% Owner
Person(s) to Issuer:

If Amendment, Date Original        Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:  Form filed by More than One Reporting Person

Signature:                         By:      RBS Investment Management, L.L.C.
                                   Its:     General Partner

                                   By:      ESL Investments, Inc.
                                   Its:     Manager

                                   By:      /s/ Edward S. Lampert
                                            ------------------------------------
                                   Name:    Edward S. Lampert
                                   Title:   Chief Executive Officer
                                   Date:    April 24, 2013

4.   RBS INVESTMENT MANAGEMENT, L.L.C.

Item                               Information

Name:                              RBS Investment Management, L.L.C.

Address:                           1170 Kane Concourse, Suite 200, Bay Harbor,
                                   FL 33154

Designated Filer:                  Edward S. Lampert

Date of Event Requiring            April 22, 2013
Statement (Month/Day/Year):

Issuer Name and Ticker or          ORCHARD SUPPLY HARDWARE STORES CORP[OSH]
Trading Symbol:

Relationship of Reporting          10% Owner
Person(s) to Issuer:

If Amendment, Date Original        Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:  Form filed by More than One Reporting Person

Signature:                         By:      ESL Investments, Inc.
                                   Its:     Manager

                                   By:      /s/ Edward S. Lampert
                                            ------------------------------------
                                   Name:    Edward S. Lampert
                                   Title:   Chief Executive Officer
                                   Date:    April 24, 2013

5.   CRK PARTNERS, LLC

Item                               Information

Name:                              CRK Partners, LLC

Address:                           1170 Kane Concourse, Suite 200, Bay Harbor,
                                   FL 33154

Designated Filer:                  Edward S. Lampert

Date of Event Requiring            April 22, 2013
Statement (Month/Day/Year):

Issuer Name and Ticker or          ORCHARD SUPPLY HARDWARE STORES CORP[OSH]
Trading Symbol:

Relationship of Reporting          10% Owner
Person(s) to Issuer:

If Amendment, Date Original        Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:  Form filed by More than One Reporting Person

Signature:                         By:      ESL Investments, Inc.
                                   Its:     Sole Member

                                   By:      /s/ Edward S. Lampert
                                            ------------------------------------
                                   Name:    Edward S. Lampert
                                   Title:   Chief Executive Officer
                                   Date:    April 24, 2013

6.   ESL INVESTMENTS, INC.

Item                               Information

Name:                              ESL Investments, Inc.

Address:                           1170 Kane Concourse, Suite 200, Bay Harbor,
                                   FL 33154

Designated Filer:                  Edward S. Lampert

Date of Event Requiring            April 22, 2013
Statement (Month/Day/Year):

Issuer Name and Ticker or          ORCHARD SUPPLY HARDWARE STORES CORP[OSH]
Trading Symbol:

Relationship of Reporting          10% Owner
Person(s) to Issuer:

If Amendment, Date Original        Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:  Form filed by More than One Reporting Person

Signature:
                                   By:      /s/ Edward S. Lampert
                                            ------------------------------------
                                   Name:    Edward S. Lampert
                                   Title:   Chief Executive Officer
                                   Date:    April 24, 2013